Exhibit 10.3
June 14, 2012

Genta Incorporated
200 Connell Drive
Berkeley Heights, NJ 07922
Attention:  Raymond P. Warrell, Jr., M.D.

Re: Waiver of Conversion Limits

Ladies and Gentlemen:

Reference is made to the following debt obligations of Genta, Inc. (the “Company”):

1.
The Company’s 6% Senior Secured Convertible Promissory I Notes issued pursuant to that certain Securities Purchase Agreement, dated as of March 28, 2012 (the “March 2012 Purchase Agreement”) (the “I Notes”);

2.
The Company’s 12% Senior Secured Convertible Promissory G Notes issued pursuant to that certain Securities Purchase Agreement, dated as of September 9, 2011 (the “September 2011 Purchase Agreement”) (the “G Notes”);

3.	The Company’s 12% Senior Secured Convertible Promissory H Notes issued pursuant to the September 2011 Purchase Agreement (the “H Notes”);

4.
The Company’s 12% Senior Unsecured Convertible Promissory B Notes issued pursuant to that certain Securities Purchase Agreement, dated as of March 5, 2010 (the “March 2010 Purchase Agreement”) (the “B Notes”), the Company’s 12% Senior Unsecured Convertible Promissory C Notes issued pursuant to the March 2010 Purchase Agreement (the “C Notes”), the Company’s 12% Senior Secured Convertible Promissory D Notes issued pursuant to the March 2010 Purchase Agreement (the “D Notes”) and the Company’s 12% Senior Unsecured Convertible Promissory E Notes issued pursuant to the March 2010 Purchase Agreement (the “E Notes”, and collectively with the B Notes, C Notes and D Notes, the “2010 Notes”);

5.
The Company’s 8% Unsecured Subordinated Convertible Promissory Notes due September 9, 2013, as amended, issued pursuant to that certain Securities Purchase Agreement dated September 4, 2009 (the “September 2009 Notes”);

6.
The Company’s 8% Unsecured Subordinated Convertible Promissory Notes due September 9, 2013, as amended, issued pursuant to that certain Securities Purchase Agreement dated July 7, 2009 (the “July 2009 Notes”);

7.
The Company’s 8% Senior Secured Convertible Promissory Notes due September 9, 2013, as amended, issued pursuant to that certain Securities Purchase Agreement dated April 2, 2009 (the “April 2009 Notes”); and

8.
The Company’s 15% Senior Secured Convertible Promissory Notes due September 9, 2013, as amended, issued pursuant to that certain Securities Purchase Agreement dated June 5, 2008 (the “June 2008 Notes”) (the June 2008 Notes and the notes described in each of the foregoing numbered sections 1 through 7 collectively, the “Existing Notes”).  Terms used herein and otherwise not defined herein shall be given the meanings ascribed to them in the Existing Notes.

Notwithstanding anything to the contrary in the Existing Notes, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Company hereby agrees to waive (but only with respect to the Existing Notes held by the undersigned holders (the “Waived Holders”)) the conversion limitations under Section 3.1(c) in each of the Existing Notes, each as amended by Section 14(b) of that certain Amendment Agreement, dated as of March 28, 2012 (the “Amendment Agreement”), to the extent that, during the week of June 18, 2012 to June 24, 2012, the applicable Conversion Caps of such Waived Holder’s Existing Notes shall be 0.12410%.

On June 18, 2012 (the “Initial Conversion Date”), each Waived Holder that is a party hereto agrees to convert an amount of such Waived Holder’s principal amount of Existing Notes equal to the product of: (a) the Conversion Cap described in the immediately preceding paragraph multiplied by (b) the Waived Holder’s “Outstanding Notes”, as such term is defined in Section 14(b) of the Amendment Agreement; provided however, in no event shall any Waived Holder’s ownership of the number of shares of the Company’s common stock (“Common Stock”) to be issued pursuant to such conversion exceed, when aggregated with all other shares of Common Stock owned by the Waived Holder at such time and all shares of Common Stock that the Waived Holder is then the beneficial owner of (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder), the number of shares of Common Stock that would result in the Waived Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) more than 9.999% of the then issued and outstanding shares of Common Stock.

Each Waived Holder agrees not to sell, assign or transfer any shares of Common Stock held by such Waived Holder as of the Initial Conversion Date, including, without limitation, any of the shares of Common Stock received upon conversion of Existing Notes in accordance with the immediately preceding paragraph, or any interest thereon, during the period beginning on the Initial Conversion Date and ending at 11:59 pm Eastern Time on June 19, 2012.

Except as expressly set forth herein, this letter agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Company or a Waived Holder under the Existing Notes, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Notes, all of which shall otherwise continue in full force and effect.

This letter agreement shall be effective upon its execution and delivery by the Company and a Waived Holder.  This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this letter agreement shall be effective as delivery of an original executed counterpart of this letter agreement. This letter agreement shall be construed, interpreted and enforced in accordance with and governed by the laws of the State of New York.

[Signature Pages Follow]

Company:

GENTA, INC.

By: ________________________
Name: Raymond P. Warrell, Jr., M.D.
Title: Chief Executive Officer

[Signature Page to Conversion Limit Waiver]

Waived Holder:

Name of Holder:

Signature of Authorized Signatory of Holder:

Title of Authorized Signatory:

Email Address of Holder:

Fax Number of Holder:

Principal Amount of each Existing Note Currently Held:

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Address for Notice of Holder:

Address for Delivery of Securities for Holder (if not same as address for notice):

[Signature Page to Conversion Limit Waiver]